UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 22, 2012

THE ALLSTATE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-11840	36-3871531
(State or other	(Commission	(IRS Employer
jurisdiction of incorporation)	File Number)	Identification No.)

2775 Sanders Road, Northbrook, Illinois      60062

(Address of principal executive offices)    (Zip Code)

Registrant’s telephone number, including area code: (847) 402-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]        Written communications pursuant to Rule 425 under the Securities Act (17 CFR        230.425)

[  ]        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

(a)       The Registrant’s annual stockholders meeting was held on May 22, 2012 (the “Annual Meeting”).

(b)       The following are the final results of the Annual Meeting.  Abstentions have no impact on the vote outcome for Proposal 1 and have the effect of a vote against for Proposals 2, 3, 4, 5, and 6.  Broker non-votes have no impact on the vote outcome for Proposals 1, 2, and 6 and have the effect of a vote against for Proposals 3 and 4.

Proposal 1 - Election of Directors.  Twelve directors were elected by a majority of the votes cast for terms expiring at the 2013 annual stockholders meeting with an average vote of 95.68%.  The voting results are as follows:

Nominee	For	Against	Abstain	Broker non-votes
F. Duane Ackerman	370,505,973	9,481,060	982,208	48,769,056
Robert D. Beyer	367,458,265	12,540,984	969,992	48,769,056
W. James Farrell	361,175,889	18,792,358	1,000,994	48,769,056
Jack M. Greenberg	344,893,143	35,088,814	987,284	48,769,056
Ronald T. LeMay	359,846,616	20,103,900	1,018,725	48,769,056
Andrea Redmond	367,331,226	12,664,720	973,295	48,769,056
H. John Riley, Jr.	366,544,596	13,421,213	1,003,430	48,769,056
John W. Rowe	376,182,152	3,722,251	1,064,838	48,769,056
Joshua I. Smith	355,359,462	24,592,856	1,016,923	48,769,056
Judith A. Sprieser	352,512,792	27,498,390	958,059	48,769,056
Mary Alice Taylor	372,776,525	7,258,487	934,229	48,769,056
Thomas J. Wilson	368,285,328	11,667,042	1,016,871	48,769,056

Proposal 2 - Advisory Vote to Approve the Executive Compensation of the Named Executive Officers.  The management proposal on the advisory resolution to approve the compensation of the named executive officers received the vote of a majority of the shares present in person or represented by proxy and entitled to vote on the proposal.  The voting results are as follows:

For	Against	Abstain	Broker non-votes
351,717,038	22,749,635	6,502,568	48,769,056
92.32%	5.97%	1.70%	% not applicable

Proposal 3 - Right to Act by Written Consent.  The management proposal on the amendment of the Certificate to grant stockholders the right to act by written consent received the vote of a majority of the outstanding shares entitled to vote at the meeting.  The voting results are as follows:

For	Against	Abstain	Broker non-votes
362,171,339	17,200,181	1,597,721	48,769,056
73.39%	3.48%	0.32%	9.88%

Proposal 4 - Special Meeting.  The management proposal on the amendment of the Certificate to grant holders of not less than 10% of the outstanding common stock the right to require that a special stockholders meeting be called received the vote of a majority of the outstanding shares entitled to vote at the meeting.  The voting results are as follows:

For	Against	Abstain	Broker non-votes
372,972,182	6,630,290	1,366,769	48,769,056
75.58%	1.34%	0.27%	9.88%

Proposal 5 - Ratification of Appointment of Independent Registered Public Accountant.  The management proposal on ratification of the appointment of Deloitte & Touche LLP as Registrant’s independent registered public accountant for 2012 received the vote of a majority of the shares present in person or represented by proxy and entitled to vote on the proposal. The voting results are as follows:

For	Against	Abstain
419,757,404	8,924,369	1,056,524
97.67%	2.07%	0.24%

Proposal 6 - Stockholder Proposal.  The stockholder proposal seeking a report on political contributions did not receive the vote of a majority of the shares present in person or represented by proxy and entitled to vote on the proposal.  The voting results are as follows:

For	Against	Abstain	Broker non-votes
37,955,654	289,958,069	53,055,518	48,769,056
9.96%	76.11%	13.92%	% not applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ALLSTATE CORPORATION

	By:	/s/ Jennifer M. Hager
	Name:	Jennifer M. Hager
	Title:	Vice President, Assistant General Counsel, and Assistant Secretary

Date: May 22, 2012